SEVENTH AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         Reference is made to an Employment Agreement (hereinafter called "Agreement") dated July 9, 1980, between Handy Hardware Wholesale, Inc., a Texas corporation (therein and hereinafter called "Employer"), and James D. Tipton (therein and hereinafter called "Employee"), the First Amendment to the Agreement, dated August 18, 1980 (the "First Amendment'), the Second Amendment to the Agreement, dated July 18, 1985 (the "Second Amendment"), the Third Amendment to the Agreement, dated December 6, 1988 (the "Third Amendment"), the Fourth Amendment to the Agreement, dated September 20, 1991 (the "Fourth Amendment"), the Fifth Amendment to the Agreement, dated September 7, 1993 (the "Fifth Amendment"), and the Sixth Amendment to the Agreement, dated November 14, 1995 (the "Sixth Amendment").

         At this time, Employer and Employee wish to amend the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment as hereinafter set forth:

         NOW THEREFORE, in consideration of the premises, the agreements herein contained and other good and valuable considerations, Employer and Employee hereby amend the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment as follows:

         1. Subparagraph (9) of Paragraph 2.a. is hereby amended to read read as follows:

                  "(9) For the period from January 1, 1996 to December 31, 1998, Employer shall pay Employee $20,834.34 per month, payable semi-monthly on the 15th and last day of each month during this period."

         2.       Paragraph 3.a. is hereby amended to read as follows:

                  "a. The term of employment  by Employer  shall mean the period commencing August 18, 1980, and terminating December 31, 1998, unless sooner terminated in accordance with the terms and conditions hereinafter set forth, provided, however, in the event of the death of Employee, the term of employment shall end the 60th day after the date of the death of Employee."

         Except as amended above, the Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment remain unchanged and continue in full force and effect.

         This Seventh Amendment is executed in multiple counterparts, each of which shall have the force and effect of an original, this 30th day of September, 1996.

                                         HANDY HARDWARE WHOLESALE, INC.

    /s/ James D. Tipton                  By:    /s/ Weldon D. Bailey
-----------------------------               ------------------------------------
      James D. Tipton                       Chairman of the Board
                     EMPLOYEE                                           EMPLOYER